UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported:  August 5, 2010)

ALL AMERICAN GROUP, INC.
(Exact name of registrant as specified in its charter)

INDIANA	1-7160	35-1101097
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

2831 Dexter Drive, Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

(574) 266-2500
(Registrant’s telephone number,
including area code)

N / A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

On August 5, 2010, in connection with the exercise by H.I.G. All American, LLC (“H.I.G.”) of warrants to purchase 20,483,865 common shares of the Registrant, the Registrant issued a new warrant (the “New Warrant”) to H.I.G. The New Warrant is exercisable for the number of shares necessary to maintain H.I.G.’s percentage ownership of the Registrant’s common shares if the Registrant issues, on a fully diluted basis, more than 36,887,274 common shares. The New Warrant was issued pursuant to anti-dilution provisions contained in the Loan Agreement dated October 27, 2009, among H.I.G., the Registrant and its subsidiaries, as amended, and related documents.

ITEM 9.01    FINANCIAL STATEMENT AND EXHIBITS

(d)(4)           Warrant issued August 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL AMERICAN GROUP, INC.

Date:	August 11, 2010	By:	/s/ Martin Miranda

Martin Miranda, Secretary
Printed Name and Title